UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 9, 2011

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Autobytel Inc.

(Exact name of registrant as specified in its charter)

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Delaware	1-34761	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Suite 200, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition

On March 9, 2011, Autobytel Inc., a Delaware corporation (“Autobytel”), announced in a press release its financial results for the quarter and the year ended December 31, 2010.  A copy of Autobytel’s press release announcing these financial results is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In connection with the press release, Autobytel held a telephone conference call that was webcast on March 9, 2011.  Presentation slides referenced during the conference call were available on Autobytel’s website for viewing by call participants.  A transcript of that call together with presentation slides referenced during the conference call are attached hereto as Exhibit 99.2 to this Current Report on Form 8-K.

The attached presentation slides contain information that includes a non-GAAP financial measure as defined in Regulation G adopted by the Securities and Exchange Commission.  Adjusted total operating expenses is a non-GAAP financial measure and is defined by Autobytel as total operating expenses as presented in the consolidated condensed statements of operations and comprehensive income (loss), adjusted for significant transactions and events that vary widely and are unpredictable in nature, timing and amount.  This non-GAAP financial measure is not meant to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with generally accepted accounting principles (“GAAP”).  Management believes that this measure provides useful information to investors regarding the underlying business trends and performance of Autobytel’s ongoing operations.  The reconciliation of this non-GAAP financial measure to the GAAP financial measure that Autobytel considers most comparable is included in the presentation slides included with the call transcript filed as Exhibit 99.2 of this Current Report on Form 8-K.

The attached press release, transcript and presentation slides are incorporated herein solely for purposes of this Item 2.02 disclosure.  The information furnished pursuant to this Item 2.02, including the exhibits attached hereto, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language of such filing.  In addition, the press release, transcript and presentation slides furnished as exhibits to this report include “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, stating that certain statements about Autobytel’s business contained in the press release, transcript and presentation slides are “forward-looking” rather than “historic.”

Item 9.01         Financial Statements and Exhibits

      (d)  Exhibits

99.1	Press release dated March 9, 2011
99.2	Transcript of Conference Call by Autobytel Inc. dated March 9, 2011 and Call Presentation Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 15, 2011

Autobytel Inc.

By:	/s/ Glenn E. Fuller
Glenn E. Fuller
Executive Vice President, Chief Legal and Administrative Officer and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated March 9, 2011
99.2	Transcript of Conference Call by Autobytel Inc. dated March 9, 2011 and Call Presentation Slides